Exhibit 10.1

FIRST AMENDMENT TO THE AMENDED INVENTORY FINANCING ADDENDUM

This First Amendment to the Amended Inventory Financing Addendum (this “Amendment”), is dated as of December 30, 2021 (the “Effective Date”) by and between LSQ Funding Group, L.C. (“Purchaser”) and Marrone Bio Innovations, Inc. (“Seller”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Amended Inventory Financing Addendum (“Inventory Addendum”) entered into as of January 6, 2020 between Purchaser and Seller (each a “Party,” collectively the “Parties”), as amended, modified or supplemented from time to time.

RECITALS

A.	The Parties intend to modify certain terms and conditions of the Inventory Addendum, which the Parties are willing to do in further consideration of the mutual promises herein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained in this Amendment the Parties agree as follows:

1.	Paragraph 1.1.12 “Maximum Amount” is hereby amended to increase the Maximum Amount as follows:

Paragraph 1.1.12 “Maximum Amount” – $4,500,000.00.

Except as modified herein, all terms and conditions of the Inventory Addendum taken together with this Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date hereinabove written.

“Purchaser”		“Seller”
LSQ Funding Group, L.C.		Marrone Bio Innovations, Inc.

By:	/s/ Rodney Campos	By:	/s/ Sue Cheung
Name:	Rodney Campos	Name:	Sue Cheung
Title:	Director of Portfolio Management	Title:	CFO

Page 1 of 1